UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON D.C. 20549



                           FORM 8-K(A)



                         CURRENT REPORT



             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


                        February 26, 1998
        Date of Report (Date of earliest event reported)


             MID-AMERICA APARTMENT COMMUNITIES, INC.
       (Exact Name of Registrant as Specified in Charter)



        TENNESSEE               1-12762                 62-1543819
(State of Incorporation) (Commission File Number) (I.R.S. Employer
                                                   Identification Number)




                  6584 POPLAR AVENUE, SUITE 340
                    MEMPHIS, TENNESSEE 38138
            (Address of principal executive offices)



                         (901) 682-6600
       Registrant's telephone number, including area code





     (Former name or address, if changed since last report)

Item 5.  Other Events.

Mid-America  Apartment  Communities, Inc.   has  consummated  the
acquisition of the apartment community below. The acquisition was previously reported under item 5 of Form 8-K.

Apartment                        Purchase     Number     Date of       Date
Community    Location              Price     of Units   Form 8-K     Acquired
-----------  --------------     ----------   --------   --------     --------
Van Mark     Huntsville, AL     $5,140,000      152      3/13/98      2/26/98
(subsequently property renamed Abbington Place at Southpointe)

The  audited  Historical  Summary  of  Gross  Income  and  Direct
Operating Expenses of the property for the previous fiscal year are included herein as an exhibit.

                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             MID-AMERICA APARTMENT COMMUNITIES, INC.



Date:  May 22, 1998          /s/ Simon R.C. Wadsworth
     ------------------      ----------------------------
                                 Simon R.C. Wadsworth
                                 Executive Vice President
                                (Principal Financial and Accounting Officer)